SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 23, 2003

(Date of earliest event reported)

FIBERSTARS, INC.

(Exact name of registrant as specified in its charter)

California	0-24230	94-3021850
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

44259 Nobel Drive, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 490-0719

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

99.1 - Press release dated April 23, 2003 announcing first quarter 2003 results.

Item 9.    Regulation FD Disclosure.

In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, which is intended to be furnished pursuant to “Item 12. Results of Operations and Financial Condition,” of Form 8-K, is instead being furnished under this Item 9.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On April 23, 2003, Fiberstars, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003.  A copy of the earnings release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2003

FIBERSTARS, INC.

	By:	/s/ Robert A. Connors
Name: Robert A. Connors
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated April 23, 2003 announcing first quarter 2003 results